Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
15	Commitments and contingencies
The Company is party to various legal proceedings, claims, and regulatory, tax or government inquiries and investigations that arise in the ordinary course of business. With respect to these matters, the management evaluates the developments on a regular basis and accrues a liability when it believes a loss is probable and the amount can be reasonably estimated. We believe that the amount or any estimable range of reasonably possible or probable loss will not, either individually or in the aggregate, have a material adverse effect on our business and consolidated financial statements. However, the outcome of these matters is inherently uncertain. Therefore, if one or more of these matters were resolved against the Company for amounts in excess of management’s expectations, our results of operations and financial condition, including in a particular reporting period in which any such outcome becomes probable and estimable, could be materially adversely affected.
Commencing during Q1 2020 and continuing through the present and beyond, a pandemic relating to the novel coronavirus known as
COVID-19
occurred causing significant financial market disruption and social dislocation. The pandemic is dynamic with various cities, counties, states and countries around the world responding or having responded in different ways to address and contain the outbreak, including the declaration of a global pandemic by the World Health Organization, a National State of Emergency in the United States and state and local executive orders and ordinances forcing the closure of non essential businesses and persons not employed in or using essential services to “stay at home” or “shelter in place”. At this stage, we have no certainty as to how long the pandemic, or a more limited epidemic, will last, what regions will be most affected or to what extent containment measures will be applied.
Imaging centers are healthcare facilities and as such are generally considered an essential service and expected to continue to operate during any epidemic or pandemic. However, there is potential that actions taken by government, referring physicians or individual actions, in response to containment or avoidance of this coronavirus could impact a patient’s ability or decision to seek imaging services at a given time which could have a significant impact on volume at our imaging centers leading to temporary or prolonged staff layoffs, reduced hours, closures and other cost containment efforts. Further, there is potential that certain services which are not urgent and can be deferred without significant harm to a patient’s health may be delayed, either by the Company in response to local laws or good public health practice or voluntarily by the patient. In addition, there is potential that the outbreak of the coronavirus could impact supply chains, including the Company’s supply of personal protective equipment, and lead to personnel shortages, each of which could impact the ability of the Company to safely perform imaging services. It is also possible that social distancing efforts and sanitization and decontamination procedures could cause delays in the performance of imaging services. Depending on the severity and duration of the
COVID-19
pandemic, there is potential for the Company to incur incremental credit losses beyond what is currently expected and potential future reduction in revenue and income and asset impairments.